                                                                   EXHIBIT 10.18

             NOTE: THE SYMBOL ***** INDICATES WHERE
                   CONFIDENTIAL PORTIONS HAVE BEEN OMITTED
                   AND FILED SEPARATELY WITH THE SECURITIES
                   AND EXCHANGE COMMISSION.

               FIRST AMENDMENT TO THE MASTER PURCHASE AGREEMENT
                        DATED AS OF OCTOBER 31ST, 1996
                      BETWEEN SAT AND INNOVA CORPORATIONS


This Amendment Agreement (this "Amendment") is entered into as of 20 June 1997 by and between SAT (Societe Anonyme de Telecommunications), 11 rue Watt BP 326 75626 PARIS CEDEX 13 - FRANCE and INNOVA CORPORATION Gateway North, Building 2, 3325 South 116th Street, Seattle, Washington, 98168, USA.

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

ARTICLE 1:

Over the 24 months period following the expiration of the "Purchase Period" of the Master Purchase Agreement, SAT agrees to place with INNOVA purchase orders for a product mix as discretionally determined by SAT, consisting of ARU and/or SIU of INNOVA developed Products, corresponding to a dollar value of ***** (*****) $.

ARTICLE 2:

The prices of the Products purchased by SAT under Article 1 hereof shall be in accordance with the amended first page of Annex 2 of the Cooperation Agreement.

ARTICLE 3:

SAT's commitment under Article 1 above is subject to the conditions described in
Article 4 of the Master Purchase Agreement, and shall become null and void in its entirety if at any time before SAT's obligations are fulfilled, INNOVA Products, whether manufactured by INNOVA or any third party under a manufacturing license, happen to be sold by any third party in SAT's exclusive territories.

ARTICLE 4:

In the event that upon expiration of the 24 months period mentioned in Article 1 hereof, SAT fails to place orders for the amount specified in said Article, the only and sole remedy thereto shall be for INNOVA to notify to SAT the termination of any right to extension of the manufacturable quantities specified in Article 4 of the 2nd amendment to the Cooperation Agreement in respect of ARUs, and INNOVA hereby expressly waives any right to claim damages of any kind on any ground in respect of such failure.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment in two (2) original counterparts as of the date first above written.

For INNOVA CORPORATION                For SAT (Societe Anonyme
                                        de Telecommunications)


By     /s/ Jean-Francois Grenon       By    /s/ Marc Mathieu
   ------------------------------       ------------------------------
       (signature)                          (signature)

       Jean-Francois Grenon                 Marc Mathieu
   ------------------------------       ------------------------------
       (print name)                         (print name)

       President and CEO                    Executive V.P.
   ------------------------------       ------------------------------
       (title)                              (title)


                                        2